SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by party other than the registrant  [  ]

Check the appropriate box:
[   ]    Preliminary proxy statement
[ X ]    Definitive proxy statement
[   ]    Definitive additional materials
[   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             Primelink Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Rebecca G. DiStefano, Esq.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and
         0-11
[X]      No fee required


(1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

(1)      Amount previously paid:

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(2)      Form, schedule or registration statement no.:

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(3)      Filing party:

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(4)      Date filed:
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                                       2

                             Primelink Systems, Inc.
                               10135 Hereford Road
                             Folsom, Louisiana 70437


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 20, 2000


TO THE STOCKHOLDERS OF PRIMELINK SYSTEMS, INC.

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of Primelink Systems, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn - Covington, 501 N. Highway 190, Covington, LA 70433 on June 20, 2000 at 2:00 P.M., Local Time, or at any and all adjournments thereof, for the following purposes:


         1. To elect five (5) directors to our Board of Directors to hold office until the Company's 2001 Annual Meeting of Stockholders or until their successors have been elected and qualified;

         2. To ratify the appointment of LaPorte, Sehrt, Romig and Hand, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2000; and

         3. To transact such other business as may properly come before the meeting or any adjournment.


         The Proxy Statement dated June 2, 2000 is attached.

         Our Board of Directors has fixed the close of business on April 20, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                      BY ORDER OF THE BOARD OF DIRECTORS,

                                      /s/  Bob Clemons
                                           -----------
                                           Bob Clemons, Secretary
                                           Folsom, Louisiana
                                           June 2, 2000


         THIS IS AN IMPORTANT MEETING, AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                             Primelink Systems, Inc.
                               10135 Hereford Road
                             Folsom, Louisiana 70437

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Primelink Systems, Inc., a Delaware corporation ("Us" or "We"), of proxies for use at the 2000 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn - Covington, 501
N. Highway 190, Covington, LA 70433 on June 20, 2000 at 2:00 P.M., Local Time, or at any and all adjournments of the Annual Meeting. We will pay the cost of this solicitation. Our directors, officers and employees may solicit proxies by telephone, telegraph, electronic mail or personal interview. The date of mailing of this Proxy Statement and form of Proxy is approximately June 2, 2000.

OUTSTANDING STOCK AND VOTING RIGHTS

         In accordance with our By-Laws, our Board of Directors has fixed the close of business on April 20, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke the proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of our Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of our auditors will require the affirmative vote of a majority of the shares of our Common Stock voting at the Annual Meeting in person or by proxy.

         As of April 20, 2000, the record date for determining our stockholders entitled to vote at the Annual Meeting, approximately 4,614,403 shares of the Common Stock, $.001 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock outstanding entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock outstanding as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the approval. Abstentions and broker non-votes will have no effect for the election of directors or the ratification of our auditors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table describes certain information regarding certain individuals who beneficially owned our Common Stock on June 1, 2000. In general, a person is considered a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of such security. A person is also considered to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within (60) days. Except as otherwise indicated, the address of each beneficial owner is 10135 Hereford Road, Folsom, Louisiana 70437

         The individuals included in the following table are:

         (1) people who we know beneficially own or exercise voting or control over 5% or more of our Common Stock;

         (2)      each of our directors; and

         (3)      all executive officers and directors as a group.

         At June 1, 2000, we had 4,614,403 shares of Common Stock outstanding.

Name and Address                                                  Beneficial                    Percent of
of Beneficial Owner                                              Ownership(1)                    Class(2)
-------------------                                              ------------                    --------
John R. Wade.......................................                881,897(3)                     19%
Bobbie R. Clemons..................................                518,505(4)                     11%
Walter Reid Green, Jr.(5)..........................                     --                        --
Walter J. Ostteen(6)...............................                     --                        --
Danny J. Majors....................................                400,000(7)                    8.6%

All Officers & Directors
   as a Group (5 persons)..........................              1,800,402                        39%

------------------

(1) Does not include (i) up to 100,000 shares of Common Stock issuable upon the exercise of the underwriters' warrants or (ii) up to 200,000 shares of Common Stock reserved for issuance upon exercise of options under the Company's Incentive Stock Option Plan.

(2)      Based on 4,614,403 shares of Common Stock outstanding as of June 1,
         2000.

(3)      Dr. Wade is our Chairman of the Board, President and Chief Executive
         Officer.

(4) Mr. Clemons is the Executive Vice President, Secretary and a director of the Company.

(5) Mr. Green is the Chief Financial Officer, Treasurer, and a director of the Company.

(6)      Mr. Ostteen is the Chief Operating Officer of the Company.

(7)      Mr. Majors is Director of Marketing for the Company.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten (10%) stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representation that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners were timely filed.


                                 I. PROPOSAL ONE

                              ELECTION OF DIRECTORS

         A Board of five (5) directors is to be elected at this meeting. The Company's By-laws provide that the number of directors constituting the Board may be changed by action of the stockholders or of the Board of Directors, so long as the number is not less than one. The Board currently consists of three directors. Three of the nominees are members of the present Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed. Our Board of Directors is responsible for our overall affairs.

         The following table sets forth the names of the nominees, their current positions with us, the year in which they became directors and other related information. Executive officers are elected annually and, except to the extent governed by employment contracts, serve at the discretion of the Board of Directors.


                              Nominees For Election
                              ---------------------

                                            Position with                         Served as
Name                             Age        the Company                           Director since
----                             ---        -----------                           --------------
John R. Wade                     48         Chairman, President,
                                            CEO and Director                         1989
Bobbie R. Clemons                58         Executive Vice President,
                                            Secretary and Director                   1989
Walter Reid Green, Jr.           41         CFO, Treasurer and
                                            Director                                 1993
Walter J. Ostteen                57         Chief Operating Officer                    --
Danny J. Majors                  36         Director of Marketing                      --

         John R. Wade, D.V.M. has served as Chairman of the Board and a director of the Company since its organization in February 1989 and President since February 1991. Dr. Wade graduated from the School of Veterinary Medicine at Louisiana State University in June 1980. Since that time he has owned and managed several profitable veterinary hospitals and other private businesses. Dr. Wade currently devotes substantially all of his business time to the activities of the Company.

         Bob Clemons has served as Executive Vice President, Secretary and a director of the Company since its organization in February 1989. Between 1982 and 1989, Mr. Clemons owned and was the principal in Hitch-n-Tow, Mandeville, Louisiana, which was engaged in trailer sales and services, U-Haul rentals and custom hitches. Prior thereto between 1970 and 1982, Mr. Clemons was involved in various executive capacities and ultimately as President of U-Haul Co. of Southern LA, New Orleans, Louisiana, which was also engaged in various trailer sales, services and U-Haul rentals. At the present time, Mr. Clemons devotes all of his business time to the activities of the Company.

         Walter Reid Green, Jr. was elected Treasurer and Chief Financial Officer of the Company on January 29, 1993 as part of the planned expansion of staff following the Company's initial public offering in December 1992. Mr. Green received a Bachelor of Science degree in Accounting from Southeastern Louisiana University in December 1983 and successfully completed the uniform Certified Public Accountants examination in July 1986. Mr. Green had approximately nine years of previous experience in the field of accounting and taxation before joining the Company in 1993. His experience includes approximately two years in public accounting, four years as an income tax auditor for the Louisiana Department of Revenue and Taxation, and three years as a tax accountant for The Louisiana Land and Exploration Company. Mr. Green and Mr. Wade are first cousins. Mr. Green currently devotes all of his business time to the activities of the Company.

         Walter J. Ostteen began his involvement with telecommunications in 1968 and oversees operations for the Company. Mr. Ostteen obtained a B.A. in Business Management from Northeast Louisiana University in 1970. He began his involvement with the industry as a labor/operator in 1968, working his way up to general manager of a construction company employing 190 people in 1973. In 1975, Mr. Ostteen founded his own company, maintaining Bell master contracts for a period of 19 years. Additionally, he has served as a consultant for midsize and large private and public telecom service providers. Mr. Ostteen has also overseen large construction projects for the state of Louisiana. Since September of 1998,

Mr. Ostteen has been employed by the Company and was elected Chief Operating Officer in 2000.

         Danny J. Majors began his involvement with the telecommunications industry as an outside plant manager with Dycom Industries, Inc. in 1985, playing a role in the placement of one of the first cross-country fiber systems in America. Mr. Majors also helped create a maintenance division and a cost procurement system for relocation and upgrade services for long distance systems of MCI, AT&T, and Sprint. By 1995 and continuing through 1999, Mr. Majors was Director of Marketing, Telecom Division of Mastec, North America. He solicited and procured end-to-end contracts with design, placement, and financing of fiber-optic systems. He also assisted the operational staff with procurement of materials, equipment, and personnel to insure timely and efficient completion of these contracts. Since January 2000, Mr. Majors has devoted all of his business time to the Company as Director of Marketing.

                EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

Summary Compensation

         Total cash compensation paid to all executive officers as a group for services provided to the Company in all capacities during the fiscal year ended December 31, 1999 aggregated to $159,750. Set forth below is summary compensation table in the tabular format specified in the applicable rules of the Securities and Exchange Commission. As indicated, no officer of the Company or any of its subsidiaries received total salary and bonus which exceeded $100,000 during the periods reflected.

                                                             Other         Restricted
Name and                                                     Annual           Stock        Options/        LTIP       All Other
Principal Position     Year      Salary        Bonus      Compensation        Awards       SARS (#)      Payouts    Compensation
------------------     ----      ------        -----      ------------        ------       --------      -------    ------------
John R. Wade           1999     $ 53,250         --            --               --         115,000         --            --
 Chairman of Board     1998         --           --            --               --           --            --            --
  and CEO              1997         --           --            --               --         282,000         --            --

         Dr. John Wade and Mr. Bob Clemons were parties to employment agreements with the Company which expired on December 31, 1994 and which provided for annual salaries of $50,000. In consideration of the Company's financial position, Dr. Wade, Mr. Clemons, and Mr. Green have continued to work full-time for the Company, without any employment agreements, at substantially reduced levels of compensation. For the year ended December 31, 1999, no cash bonuses were issued to any officers.

Option Grants in Last Fiscal Year

         The following table sets forth information with respect to the exercise of options to purchase shares of Common Stock during the fiscal year ended December 31, 1999, to each person named in the Summary Compensation Table and the unexercised options held as of the end of the 1999 fiscal year.


                 AGGREGATED OPTION EXERCISED IN LAST FISCAL YEAR
                     AND 1999 FISCAL YEAR END OPTION VALUES

                                      Value Realized                                          Value of Unexercised
                                       Market Price                                         in the Money Options At
                       Shares           at Exercise          Number of Unexercised          FY-End (Based on FY-End
                      Acquired          Less Price             Options at FY-End            Price of $1.87 End/Share
Name                on Exercise         Exercisable       Exercisable    Unexercisable    Exercisable   Unexercisable
----                -----------         -----------       -----------    -------------    -----------   -------------
John R. Wade            --             $ --               417,000                          $       --     $      --
  Chairman of Board
  and CEO

1992 Amended Stock Option Plan

         On February 7, 1992, the Company adopted the 1992 Incentive Stock Option Plan (the "Plan") under which 200,000 shares of Common Stock have been reserved for issuance to employees of the Company upon exercise of options designated as "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986. The primary purpose of the Plan is to attract and retain capable executives and employees by offering certain officers and employees a greater personal interest in the Company's business by encouraging stock ownership. Unless and until an executive committee of the Company's Board of Directors is appointed, the Plan will be administered by the Company's Board of Directors which will determine, among other things, the persons to be granted options, the number of shares subject to each option and the option price. The exercise price of any stock option granted under the Plan to an eligible employee must be equal to the fair market value of the shares on the date of grant, and with respect to persons owning more than 10% of the outstanding Common Stock, the exercise price may not be less than 110% of the fair market value of the shares underlying such option on the date of grant. The Board will determine the term of each option and the manner in which it may be exercised provided that no option may be exercisable more than ten years after the date of grant except for optionees who own more than 10% of the Company's Common Stock, in which case the option may not be for more than five years. Further, a director of the Company will not be eligible to receive benefits unless such director is also an employee of the Company. From the date of grant until three months prior to the exercise, the optionee must be an employee of the Company in order to exercise any options. Options are not transferable except upon the death of the optionee. The Board of Directors has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option.

         In 1994, the Company issued a total of 39,000 of such options to 13 of its key employees, of which 34,000 of such options have not expired. In 1995, the Company issued an additional 75,500 of such options to eight of its key employees, of which 75,500 of such options have not expired. During 1997, the Company issued a total of 21,000 of such options to two key employees of which none have expired. During 1999, the Company issued a total of 14,000 of such options. As of December 31, 1999, the 1992 Incentive Stock Option Plan had a total of 144,500 options issued and unexercised.

         In addition to the incentive stock options under the Company's 1992 Incentive Stock Option Plan, the Company issued non-qualified options to several of its key personnel in lieu of compensation. During 1997, the Company issued a total of 1,150,000 of such options to a total of 4 of its key personnel. During 1998, the Company issued a total of 100,000 additional options. During 1999, the Company issued a total of 517,000 options. At December 31, 1999, there were a total of 1,767,000 of these options issued and unexercised.

         The Company may adopt additional compensation programs at a later date suitable for its executive personnel. The Company is unable to predict at this time the format or manner of compensation to be included in any such program.

Certain Relationships and Related Transactions

         The Company was incorporated in Delaware on February 4, 1992 and on February 14, 1992 executed a Plan and Agreement of Merger with Pacesetter Ostrich Farm, Inc., a Louisiana corporation, and the Company's parent corporation and predecessor. In connection with this merger, the Company exchanged 1,162,622 shares, 518,505 shares and 207,780 shares of Common Stock, respectively, to Dr. John Wade, Mr. Bob Clemons and Mr. Bob Wade (retired in
1993) in exchange for their shares in the predecessor corporation. In addition, the Company issued an aggregate of 499,983 shares of its Common Stock to the participants in its private placements of units of its securities completed between December 1991 and February 1992.

         During 1992, Dr. Wade and Mr. Clemons made periodic advances of funds to the Company for working capital purposes. The highest principal amount of such advances amounted to approximately $15,000 in respect to Dr. Wade. All of such advances were non-interest bearing and at December 31, 1994 aggregated to $56,421. In July 1993, the Company entered into a note receivable for $42,500 with Mr. Clemons bearing 8% per annum with no specified maturity date.

         Effective as of March 31, 1992, Mr. Bob Clemons quitclaimed and sold the land and facilities consisting of Pacesetter Ostrich Farm to the Company in consideration for the issuance by the Company of its promissory note in the principal amount of $310,000 payable in sixty monthly installments of interest only in the amount of $2,066 and a final payment of the entire principal balance of $310,000 on March 31, 1997. Simultaneously therewith, the Company and Mr. Clemons entered in a lease for the use of the residential portions of such facilities by Mr. Clemons and providing for rental payments of $1,400 per month through march 31, 1997. Mr. Clemons also received a second mortgage on such property which is currently subject to a primary mortgage with the Federal Land Bank in the aggregate amount of approximately $55,000 and which involves monthly payments of $1,210 which Mr. Clemons will continue to pay. The property is also subject to certain additional liens totaling approximately $23,000 previously filed against Mr. Clemons. If the Company is required to make payment under such prior mortgage or liens, the amount payable to Mr. Clemons will be reduced by a corresponding amount, and the amount of the installments of interest to be payable on a monthly basis will be correspondingly reduced. The Company believes that it is unlikely that it will be called upon or be required to satisfy such prior mortgage or liens. While the Company believes that the transaction with Mr. Clemons represents a beneficial transaction from the standpoint of satisfying the Company's interests, there can be no assurance that the Company and Mr. Clemons would have consummated the acquisition on the same terms if Mr. Clemons had not been affiliated with the Company and the transaction had been conducted on an arms-length basis. In March 1992, the Company received an appraisal on such land and facilities from Scoggin, McClure & Associates, Inc., an independent appraiser, which estimated the Value In Use of such land and related facilities to be $435,000. "Value In Use" refers to the value of properties with special purpose uses which is filling an economic demand for the service it provides or which it houses, and due consideration is given to the property's functional utility in best serving the purpose for which it was constructed. Mr. Clemons acquired Pacesetter Ostrich Farm in 1972, and thereafter Mr. Clemons and the Company constructed various of the facilities and housing that comprise Pacesetter Ostrich Farm. Mr. Clemons' adjusted basis in Pacesetter Ostrich Farm was $258,478 at the time of the transaction. Adjustments to the purchase price were made to give effect to improvements to the facilities that were attributable to the Company. On May 16, 1994, the Company transferred the property, consisting of $144,682 of buildings (net of $12,344 of accumulated depreciation) and $101,422 of land back to Mr. Clemons in consideration of cancellation of the $310,000 note payable.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH BELOW.

     o        John R. Wade
     o        Bobbie R. Clemons
     o        Walter Reid Green, Jr.
     o        Walter J. Ostteen
     o        Danny J. Majors


                                II. PROPOSAL TWO

                      APPOINTMENT OF THE COMPANY'S AUDITORS

         The appointment of LaPorte, Sehrt, Romig and Hand, P.C., as our independent auditors for the fiscal year ending December 31, 2000 will be submitted for ratification by the stockholders. LaPorte, Sehrt, Romig and Hand, P.C. has been our independent auditors since 1997. Representatives of LaPorte, Sehrt, Romig and Hand, P.C. have been invited and are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         Although our Board of Directors is submitting the appointment of LaPorte, Sehrt, Romig and Hand, P.C. for stockholder approval, it reserves the right to change the selection of LaPorte, Sehrt, Romig and Hand, P.C. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                THE RATIFICATION OF LAPORTE, SEHRT, ROMIG AND HAND, P.C.
                     AS INDEPENDENT AUDITORS FOR THE COMPANY
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         We are not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Our management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or electronic mail. No additional written materials besides the Proxy Statement have been authorized or will be employed in connection with the solicitation of proxies.

                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at our 2001 Annual Meeting of Stockholders must be received not later than December 31, 2000, for inclusion in the Proxy Statement and Proxy relating to the 2001 Annual Meeting of Stockholders. Any such proposal will be subject to our Bylaws and 17 C.F.R ss.240.142-8 of the Rules and Regulations under the Securities Act of 1933, as amended.

                   AVAILABILITY OF FORM 10-K ANNUAL REPORT AND OTHER INFORMATION

         A copy of our Annual Report on Form 10-K for the year ended December 31, 1999, and Financial Information from our Quarterly Report for the Period Ended March 31, 2000, has been included with this Proxy Statement.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /s/   Bob Clemons
                                               -----------
                                               Bob Clemons, Secretary

Folsom, Louisiana
June 2, 2000

       This Proxy Is Solicited By And On Behalf Of The Board of Directors

                             PRIMELINK SYSTEMS, INC.

             Proxy -- Annual Meeting of Stockholders - June 20, 2000

         The undersigned, revoking all previous proxies, hereby appoint(s) John
R. Wade as Proxy, with full power of substitution, to represent and to vote all Common Stock of Primelink Systems, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Holiday Inn - Covington, Louisiana on June 20, 2000, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

         1.       ELECTION OF DIRECTORS.  Nominees:

                  John R. Wade              [   ]  FOR        [   ]  AGAINST
                  Bob Clemons               [   ]  FOR        [   ]  AGAINST
                  Reid Green                [   ]  FOR        [   ]  AGAINST
                  Walter J. Ostteen         [   ]  FOR        [   ]  AGAINST
                  Danny J. Majors           [   ]  FOR        [   ]  AGAINST

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

                  [   ]    WITHHOLDING AUTHORITY to vote for all nominees listed
above

         2. PROPOSAL TO RATIFY THE APPOINTMENT OF LAPORTE, SEHRT, ROMIG AND HAND, P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                  [   ]  FOR        [   ]  AGAINST   [   ]  ABSTAIN


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

AND IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

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

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.




                                    ________________________________________
                                    Signature



                                    ________________________________________
                                    Signature If Held Jointly



                                    ________________________________________
                                    (Please Print Name)



                                    ________________________________________
                                    Number of Shares Subject to Proxy


Dated:  ________________, 2000


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                                       11